UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 27, 2019
Chemical Financial Corporation
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-08185 (Commission File Number)	38-2022454 (IRS Employer Identification No.)

333 W. Fort Street, Suite 1800 Detroit, Michigan (Address of Principal Executive Offices)	48226 (Zip Code)
Registrant's telephone number, including area code:  (800) 867-9757
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On January 28, 2019, Chemical Financial Corporation (“Chemical”) and TCF Financial Corporation (“TCF”) issued a joint press release announcing the execution of an Agreement and Plan of Merger, dated as of January 27, 2019, by and between Chemical and TCF pursuant to which, upon the terms and subject to the conditions set forth therein, TCF will merge with and into Chemical, with Chemical continuing as the surviving entity. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Chemical and TCF will conduct a live conference call and webcast to discuss the transaction at 10 am Eastern Time today. To listen to the live call, please dial 888-378-4398 and enter 575396 for the conference ID. The webcast, along with related slides, will be available on both the Chemical website (www.chemicalbank.com) and the TCF website (ir.tcfbank.com), as well as through the joint transaction website, www.PremierMidwestBank.com. A replay of the conference call will be available via the websites listed above. A copy of the slideshow presentation to be used on the call is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

***
Cautionary Note Regarding Forward-Looking Statements

Statements included in this report, and the documents incorporated by reference herein, which are not historical in nature are intended to be, and hereby are identified as, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of Chemical and TCF with respect to their planned merger, the strategic benefits and financial benefits of the merger, including the expected impact of the transaction on the combined company’s future financial performance (including anticipated accretion to earnings per share, the tangible book value earn-back period and other operating and return metrics), and the timing of the closing of the transaction. Words such as “may,” “anticipate,” “plan,” “estimate,” “expect,” “project,” “assume,” “approximately,” “continue,” “should,” “could,” “will,” “poised,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are subject to risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following:

•
the failure to obtain necessary regulatory approvals when expected or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction);

•	the failure of either Chemical or TCF to obtain shareholder approval, or to satisfy any of the other closing conditions to the transaction on a timely basis or at all;

•	the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement;

•
the possibility that the anticipated benefits of the transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy, competitive factors in the areas where Chemical and TCF do business, or as a result of other unexpected factors or events;

•	the impact of purchase accounting with respect to the transaction, or any change in the assumptions used regarding the assets purchased and liabilities assumed to determine their fair value;

•	diversion of management’s attention from ongoing business operations and opportunities;

•	potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction;

•	the ability of either company to effectuate share repurchases and the prices at which such repurchases may be effectuated;

•	the outcome of any legal proceedings that may be instituted against Chemical or TCF;

•
the integration of the businesses and operations of Chemical and TCF, which may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to Chemical’s or TCF’s existing businesses;

•	business disruptions following the merger; and

•
other factors that may affect future results of Chemical and TCF including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

Additional factors that could cause results to differ materially from those described above can be found in the risk factors described in Item 1A of each of Chemical’s and TCF’s Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2017. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Chemical and TCF disclaim any obligation to update or revise any forward-looking statements contained in this report, which speak only as of the date hereof, whether as a result of new information, future events or otherwise, except as required by law.

Important Additional Information and Where to Find It

This communication is being made in respect of the proposed merger transaction between Chemical and TCF. In connection with the proposed merger, Chemical will file with the SEC a Registration Statement on Form S-4 that will include the Joint Proxy Statement of Chemical and TCF and a Prospectus of Chemical, as well as other relevant documents regarding the proposed transaction. A definitive Joint Proxy Statement/Prospectus will also be sent to Chemical and TCF shareholders. INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.
A free copy of the Joint Proxy Statement/Prospectus, once available, as well as other filings containing information about Chemical and TCF, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Chemical by accessing Chemical’s website at http://www.chemicalbank.com (which website is not incorporated herein by reference) or from TCF by accessing TCF’s website at http://www.tcfbank.com (which website is not incorporated herein by reference). Copies of the Joint Proxy Statement/Prospectus, once available, can also be obtained, free of charge, by directing a request to Chemical’s Investor Relations at Investor Relations, Chemical Financial Corporation, 333 W. Fort Street, Suite 1800, Detroit, MI 48226, by calling (800) 867-9757 or by sending an e-mail to investorinformation@chemicalbank.com, or to TCF’s Investor Relations at Investor Relations, TCF Financial Corporation, 200 Lake Street East, EXO-02C, Wayzata, MN 55391, by calling (952) 745-2760 or by sending an e-mail to investor@tcfbank.com.
Participants in Solicitation

Chemical and TCF and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Chemical and TCF shareholders in respect of the transaction described in the Joint Proxy Statement/Prospectus. Information regarding Chemical’s directors and executive officers is contained in Chemical’s Annual Report on Form 10-K for the year ended December 31, 2017, its Proxy Statement on Schedule 14A, dated March 16, 2018, and certain of its Current Reports on Form 8-K, which are filed with the SEC. Information regarding TCF’s directors and executive officers is contained in TCF’s Annual Report on Form 10-K for the year ended December 31, 2017, its Proxy Statement on Schedule 14A, dated March 14, 2018, and certain of its Current Reports on Form 8-K, which are filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Joint Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Exhibit
99.1	Joint Press Release dated January 28, 2019
99.2	Slideshow Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	January 28, 2019	CHEMICAL FINANCIAL CORPORATION (Registrant)

/s/ Dennis L. Klaeser
Dennis L. Klaeser
Executive Vice President and Chief Financial Officer